UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

GRIFFON CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 1-06620

Delaware	11-1893410
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

712 Fifth Avenue, 18th Floor
New York, New York 10019
(Address of principal executive offices, including zip code)

(212) 957-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.     Regulation FD Disclosure

On May 9, 2019, Griffon Corporation (the “Company”) issued a press release announcing the commencement of an offering through a private placement, subject to market and other conditions, of $500 million in aggregate principal amount of senior notes due 2027 (the “Offering”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Certain Information

Attached as Exhibit 99.2 hereto are selected portions of information from an offering memorandum that the Company expects to disclose to investors in connection with the private placement. There can be no assurance that the placement will be completed as described in the offering memorandum or at all.

The information in Exhibit 99.2 is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01. Other Events

On May 9, 2019, the Company issued a press release announcing that it has (i) commenced a cash tender offer (the “Tender Offer”) for up to $500 million aggregate principal amount of 5.25% Senior Notes due 2022 (CUSIP No. 398433 AH5) (the “2022 Notes”) and (ii) issued a conditional notice of redemption to redeem up to $500 million aggregate principal amount of 2022 Notes if and to the extent that less than $500 million of the 2022 Notes are repurchased pursuant to the Tender Offer (the “Redemption”). Both the Tender Offer and Redemption are subject to certain conditions, including that the Company has completed the Offering on terms satisfactory to it and that the gross proceeds of the Offering are at least $500 million. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

99.1	Press Release, dated May 9, 2019, regarding the Offering.

99.2	Selected portions of information from an offering memorandum that the Company expects to disclose to investors in connection with its private placement.

99.3	Press Release, dated May 9, 2019, regarding the Tender Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

Date: May 9, 2019	By:	/s/ Seth L. Kaplan
Seth L. Kaplan
Senior Vice President, General Counsel and Secretary